SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST REPORTED EVENT - April 23, 2004

                               PUREZZA GROUP, INC.
             (Exact name of Registrant as specified in its charter)

            Florida                     333-85306              65-1129912
(State or other jurisdiction of        (Commission          (I.R.S. Employer
           incorporation)              File Number)      Identification Number)

                       936A Beachland Boulevard, Suite 13
                            Vero Beach, Florida 32963
                    (Address of principal executive offices)

                                 (772) 231-7544
              (Registrant's telephone number, including area code)

                   (772) 231-5947 (Issuer's facsimile number,
                              including area code)

                     800 West Cypress Creek Road, Suite 470
                            Ft. Lauderdale, FL 33309
          (Former name or former address, if changed since last report)

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other vents occur in the future.

ITEM 1.

CHANGES IN CONTROL OF REGISTRANT

         On April 23, 2004, International Equities Group, Inc ("IEG") agreed to sell 37,185,000 shares of the common stock of Purezza Group Inc, ("PRZA") owned by it to Keating Reverse Merger, Fund LLC ("KRM") for an aggregate purchase price of $350,000.00.

         In connection with this transaction, Mr. Legel resigned as a member of the PRZA's Board of Directors and as its President and Mr. Keating was nominated to serve as a Director and as the Company's President, Secretary and Treasurer. Concurrently, the principal executive office of the company was moved to 936A Beachland Blvd., Suite 13, Vero Beach, FL 32963.

         At the date of this Current Report, KRM owns 42,185,000 shares, or 80.3% of the Registrant's common stock and PRZA's other stockholders own 10,315,000 shares, or 19.7% of its common stock. IEG has no continuing economic interest in the company as either stockholders or creditors.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

         The following table contains information concerning the beneficial ownership of the PRZA's common stock on the date of this Current Report, by (i) each person who is known to be the beneficial owner of more than 5 percent of our common stock; (ii) all directors and executive officers of the company; and
(iii) directors and executive officers of the company as a group. For purposes of the table, beneficial ownership includes the contractual right to acquire shares.

                                                                    Amount of
Name and Address                            Beneficial              Percent of
Of Beneficial Owner                         Ownership                 Class
================================================================================

Keating Reverse Merger Fund, LLC (1)         42,185,000                80.3%

Kevin R. Keating                             2,000,000                 3.8%

Executive Officers and Directors             2,000,000                 3.8%
as a Group (1 person)

         (1)      5251 DTC Parkway, Suite 1090, Greenwood Village CO 80111-2739.

ITEM 2.

ACQUISITION OR DISPOSITION OF ASSETS.

         On April 23, 2004 PRZA transferred all of its assets to Purezza Marketing, Inc. ("PMI"). Concurrently with this transfer, PZRA distributed on a pro rata basis all of its ownership in PMI to the holders of its common stock (the "Distribution"). As a result of this transfer and the Distribution, PMI will operate independently from PRZA and as a successor to PRZA's business and operations.

PROPOSED OPERATIONS

         PRZA has no assets, liabilities or ongoing operations. Nevertheless, management believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to seek, investigate and, if the results of such investigation warrants, effect a business combination with a suitable privately held company that has both business history and operating assets. Our potential success will be primarily dependent on the efforts and abilities of our new management team, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

         Management believes that the selection of a business opportunity will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our new management team believes that there are numerous privately held companies seeking the perceived benefits of becoming a publicly held corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing stock incentives or similar benefits to key employees, providing liquidity for all stockholders and other factors.

       Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis extremely difficult and complex. Our new management team believes we will only be able to participate in one business venture. This lack of diversification should be considered a substantial risk because it will not allow us to offset potential losses from one venture against gains from another.

       Management believes our company will offer owners of a suitable privately held company the opportunity to acquire a controlling ownership interest in a public company:

o        In less time than would be required for a traditional IPO

o        For less  out-of-pocket  cost than would be required for a  traditional
         IPO; and

o With a greater degree of certainty that the transaction will ultimately close.

         Nevertheless, the owners of any target that we select will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with future reporting under the Exchange Act.

         While our management team believes that the Company will be able to enter into a business combination, there can be no assurance as to how much time will elapse before a business combination is effected, if ever.

         In the event that a business combination is consummated, it is likely that our present shareholders will own only a small minority interest in the combined companies. In addition, as part of the terms of an acquisition transaction, our current officers and directors will ordinarily resign and be replaced by new officers and directors selected by the target company. Management does not intend to obtain shareholder approval prior to consummating any acquisition other than a statutory merger.


ITEM 3.

BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable

ITEM 4.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable

ITEM 5.

OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Not Applicable

ITEM 6.

RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibits.

         10.1 Purchase and Sale Agreement dated April 23, 2003 between Keating Reverse Merger Fund LLC, as Buyer; Purezza Group, Inc. and International Equities Group, Inc., as Seller.



ITEM 8.

CHANGE IN FISCAL YEAR.

         Not Applicable

ITEM 9.

REGULATION FD DISCLOSURE.

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Purezza Group, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


PUREZZA GROUP, INC.
April 23, 2004

By: /s/ Kevin R. Keating
    ---------------------------------------------
    Kevin R. Keating, President and Sole Director